RASC Series 2005-KS8 Trust

Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2005-KS8

$1,165,800,000 (Approximate)

Subject to Revision

August 15, 2005 - Computational Materials

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New Issue Computational Materials

$1,165,800,000

(Approximate)

RASC Series 2005-KS8 Trust

Issuer

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

Home Equity Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-KS8

August 15, 2005

Expected Timing:	Pricing Date:	On or about August 16, 2005
	Settlement Date:	On or about August 30, 2005
	First Payment Date:	September 26, 2005

Structure:	Bond Structure:	$1,165,800,000 (approximate) senior/subordinate structure, floating rate
	Rating Agencies:	Moody's and Standard & Poor's

RASC Series 2005-KS8 Trust
Home Equity Mortgage Asset-Backed Pass-Through Certificates

$1,165,800,000 (Approximate)

Subject to Revision

Characteristics of the Certificates(1) (2) (3)
Class	Expected Ratings (Moody's/S&P)	Expected Approximate Size(1)	Interest Type	Principal Type	Expected WAL (yrs) Call/Mat(2) (3)	Expected Principal Window (mos) Call/Mat(2) (3)	Scheduled Final Distribution Date
A-1(4)	AAA/Aaa	$480,200,000	FLT	SEQ	1.00/1.00	1-21/1-21	July 2026
A-2(4) (5)	AAA/Aaa	$174,900,000	FLT	SEQ	2.00/2.00	21-28/21-28	August 2035
A-3(4) (5)	AAA/Aaa	$195,700,000	FLT	SEQ	3.25/3.25	28-65/28-65	August 2035
A-4(4) (5)	AAA/Aaa	$93,600,000	FLT	SEQ	6.05/7.89	65-74/65-173	August 2035
M-1(4) (5)	AA+/Aa1	$43,200,000	FLT	MEZ	4.65/5.12	46-74/46-144	August 2035
M-2(4) (5)	AA/Aa2	$39,600,000	FLT	MEZ	4.51/4.97	43-74/43-138	August 2035
M-3(4) (5)	AA/Aa3	$23,400,000	FLT	MEZ	4.44/4.88	42-74/42-131	August 2035
M-4(4) (5)	AA-/A1	$21,000,000	FLT	MEZ	4.40/4.82	41-74/41-126	August 2035
M-5(4) (5)	A+/A2	$19,800,000	FLT	MEZ	4.36/4.77	40-74/40-121	August 2035
M-6(4) (5)	A/A3	$18,600,000	FLT	MEZ	4.34/4.72	39-74/39-116	August 2035
M-7(4) (5)	A-/Baa1	$16,800,000	FLT	MEZ	4.32/4.66	39-74/39-109	August 2035
M-8(4) (5)	BBB+/Baa2	$15,000,000	FLT	MEZ	4.30/4.59	38-74/38-103	August 2035
M-9(4) (5)	BBB/Baa3	$12,000,000	FLT	MEZ	4.29/4.52	38-74/38-95	August 2035
M-10(4) (5)	BBB-/Ba1	$12,000,000	FLT	MEZ	4.28/4.42	37-74/37-88	August 2035

  The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

  Pricing Speed (fixed rate mortgage loans) of 23% HEP (2.3% CPR building to 23% by month 10, thereafter remaining constant at 23%).

  Pricing Speed (adjustable rate mortgage loans) of 100% PPC (2% CPR in month one, increasing by approximately 2.545% each month to 30% CPR in month twelve, remaining at 30% CPR until month 22, 50% CPR from month 23 to month 27, and 35% CPR in month 28 and thereafter).

  The Offered Certificates will be priced to the Optional Termination Date and Pricing Speed for the mortgage loans.

  The Offered Certificates may be subject to a net WAC cap rate.

  The applicable margin on the Class A-2, Class A-3 and Class A-4 Certificates will increase to 2x the original margin and the applicable margin on the Class M Certificates will increase to 1.5x the original margin beginning on the second Distribution Date after the related Optional Termination Date.

Certificates:

The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates (the "Class A Certificates").

The Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates and Class M-10 Certificates (the "Class M Certificates"). The Class SB Certificates are not offered hereby.

The Class A Certificates and the Class M Certificates will be offered by the Prospectus (the "Offered Certificates").

Depositor:	Residential Asset Securities Corporation ("RASC"), an affiliate of Residential Funding Corporation
Seller and Master Servicer:	Residential Funding Corporation (the "Seller", "Master Servicer" or "RFC")
Sub-Servicer:	Primary servicing will be provided primarily by HomeComings Financial Network, Inc., a wholly owned subsidiary of Residential Funding Corporation.
Trustee:	US Bank National Association
Lead Underwriters:	J.P. Morgan Securities Inc. and Residential Funding Securities Corporation
Co-Manager:	Greenwich Capital Markets, Inc.
Swap Counterparty:	TBD
Statistical Calculation Date:	August 1, 2005
Closing Date:	On or about August 30, 2005
Distribution Dates:	The 25th day of each month (if such day is not a business day, the first business day thereafter) commencing in September 2005. The initial Distribution Date will be September 26, 2005.
Form of Certificates:	The Offered Certificates will be available in book-entry form through DTC / Euroclear / Clearstream in same day funds.
Minimum Denominations:

The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates and Class M-10 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

Tax Status:	The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA Eligibility:	None of the Offered Certificates are expected to be ERISA eligible.
SMMEA Eligibility:	None of the Offered Certificates are expected to constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
Optional Termination Date:

If the aggregate principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date falls below 10% of the original principal balance thereof ("Optional Termination Date"), the holders of the call rights may terminate the trust.

Mortgage Loans:

The mortgage pool will consist of fixed-rate and adjustable-rate subprime home equity Mortgage Loans secured by first liens on mortgaged properties. Approximately 10.45% of the Mortgage Loans provide for an initial interest-only period of up to five years.

The statistical pool of mortgage loans described herein has an approximate aggregate principal balance of $1,006,360,008 as of the Statistical Calculation Date. The actual mortgage pool that will be delivered to the trust on the Closing Date will consist of mortgage loans with an approximate aggregate principal balance of $1,200,000,000 as of the Cut-off Date.

Silent Seconds:

The mortgaged properties relating to approximately 18.96% of the first-lien mortgage loans are subject to a second-lien mortgage loan ("Silent Second") that was originated at the same time as the first-lien mortgage loan. The Silent Seconds are not part of the mortgage pool. The weighted average combined original loan-to-value ratio of the mortgage loans, including the Silent Seconds, is 84.45%.

Prepayment Assumption:

Fixed Rate Mortgage Loans: 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase by 2.3% each month to 23% CPR in month ten, and remain constant at 23% CPR thereafter).

Adjustable Rate Mortgage Loans: 100% PPC (100% PPC prepayment assumption assumes (i) a per annum prepayment rate of 2% of the then outstanding principal balance of the adjustable-rate mortgage loans in the first month of the life of the mortgage loans, (ii) an additional 28%/11 per annum in each month thereafter through the eleventh month, (iii) a constant prepayment rate of 30% per annum in the twelfth month through the twenty-second month, (iv) a constant prepayment rate of 50% per annum in the twenty-third month through the twenty-seventh month and (v) a constant prepayment rate of 35% per annum thereafter).

Basis Risk Shortfall:

With respect to the Class A and Class M Certificates and any Distribution Date on which the Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest for that class calculated at a rate equal to the lesser of (a) One-Month LIBOR plus the related Margin and (b) the weighted average Maximum Net Mortgage Rate, over (ii) accrued certificate interest for that class calculated using the Net WAC Cap Rate; plus any unpaid Basis Risk Shortfall from prior distribution dates, plus interest thereon to the extent not previously paid from Excess Cash Flow or the Swap Agreement, at a rate equal to the lesser of (a) One-Month LIBOR plus the related Margin and (b) the weighted average Maximum Net Mortgage Rate.

Relief Act Shortfalls:

With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cash Flow or the Swap Agreement in the current period only. Any Relief Act Shortfalls allocated to the Offered Certificates for the current period not covered by Excess Cash Flow or the Swap Agreement in the current period will remain unpaid. Relief Act Shortfalls will be allocated on a pro rata basis among the Offered Certificates.

Credit Enhancement:

A. Excess Cash Flow

For any Distribution Date, the sum of (i) the excess of the available distribution amount over the sum of (a) the interest distribution amount for the certificates and (b) the principal remittance amount and (ii) any overcollateralization reduction amount.

Excess Cash Flow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

B. Overcollateralization ("OC")

Total

Initial (% Orig.)

2.85%

OC Target (% Orig.)

2.85%

Stepdown OC Target (% Current)(1)

5.70%

OC Floor (% Orig.)

0.50%

(1) Subject to certain trigger events as specified herein.

C. Subordination

Except as described below, if the Class M Certificates remain outstanding, losses on the mortgage loans which are not covered by excess cash flow or overcollateralization will be allocated to the class of Class M Certificates with the lowest payment priority, and the other classes of certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the Class M Certificates are outstanding and if there is no excess cashflow or overcollateralization, all such losses will be allocated to the Class A Certificates as described in the prospectus supplement.

Initial Subordination:

Class Subordination

A 21.30%

M-1 17.70%

M-2 14.40%

M-3 12.45%

M-4 10.70%

M-5 9.05%

M-6 7.50%

M-7 6.10%

M-8 4.85%

M-9 3.85%

M-10 2.85%

D. Swap Agreement

Credit enhancement for the Class A and Class M Certificates will include net payments made by the swap counterparty to the trustee pursuant to the Swap Agreement.

Swap Account:

Funds payable under the Swap Agreement will be deposited into a reserve account (the "Swap Account").

Funds in the Swap Account that are payable to the Swap Counterparty will be paid from any available funds prior to distributions on the Certificates and will be distributed on each Distribution Date in the following order of priority:

(1) to the Swap Counterparty, any net amounts owed to the Swap Counterparty under the Swap Agreement for such Distribution Date; and

(2) to the Swap Counterparty, any Swap Termination Payment not due to a Swap Provider Trigger Event.

Funds in the Swap Account that are payable to the trust will be distributed on each Distribution Date in the following order of priority, prior to any distribution from any available funds:

(1) As part of the Principal Distribution Amount, to pay to the holders of the Class A and Class M Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the mortgage loans for the preceding calendar month;

(2) to pay the holders of the Class A and Class M Certificates as part of the Principal Distribution Amount, any overcollateralization increase amount;

(3) to pay the holders of Class A and Class M Certificates, the amount of any prepayment interest shortfalls allocated thereto for that distribution date, on a pro rata basis based on prepayment interest shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;

(4) to pay to the holders of the Class A and Class M Certificates, any prepayment interest shortfalls remaining unpaid from prior distribution dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

(5) to pay, first to the holders of the Class A Certificates, on a pro rata basis, any Basis Risk Shortfall, as applicable, for such Distribution Date, and, second, to the holders of the Class M Certificates, in order of priority, any Basis Risk Shortfall for such Distribution Date;

(6) to pay to the holders of the Class A and Class M Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

(7) to pay the holders of the Class A Certificates, pro rata, and, then, to the Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

(8) to pay to the holders of the Class SB Certificates the excess if any, of the sum of the remaining Swap Account balance and the then-current overcollateralization amount over the required overcollateralization amount for that Distribution Date, as described in the Prospectus Supplement.

Priority of Distributions:

Distributions to the holders of the Certificates will be made generally as follows:

(1) From the available distribution amount, distribution of accrued and unpaid interest (less any prepayment interest shortfalls not covered by compensating interest or any Relief Act Shortfalls) to the holders of Certificates to the extent of the available distribution amount as described in the Prospectus Supplement (after payment of the Expense Fee Rate) in the following order of priority:

  To the Class A Certificates, pro rata;

  To the Class M-1 Certificates;

  To the Class M-2 Certificates;

  To the Class M-3 Certificates;

  To the Class M-4 Certificates;

  To the Class M-5 Certificates;

  To the Class M-6 Certificates;

  To the Class M-7 Certificates;

  To the Class M-8 Certificates;

  To the Class M-9 Certificates; and,

  To the Class M-10 Certificates.

(2) The Principal Distribution Amount will be distributed as follows:

  To the Class A Certificates, the Class A Principal Distribution Amount, sequentially to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates in that order, until the certificate principal balances thereof have been reduced to zero;

  To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the certificate principal balance of the Class M-1 Certificates is reduced to zero;

  To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the certificate principal balance of the Class M-2 Certificates is reduced to zero;

  To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the certificate principal balance of the Class M-3 Certificates is reduced to zero;

  To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the certificate principal balance of the Class M-4 Certificates is reduced to zero;

  To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the certificate principal balance of the Class M-5 Certificates is reduced to zero;

  To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the certificate principal balance of the Class M-6 Certificates is reduced to zero;

  To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the certificate principal balance of the Class M-7 Certificates is reduced to zero;

  To the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the certificate principal balance of the Class M-8 Certificates is reduced to zero;

  To the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the certificate principal balance of the Class M-9 Certificates is reduced to zero; and,

  To Class M-10 Certificates, the Class M-10 Principal Distribution Amount, until the certificate principal balance of the Class M-10 Certificates is reduced to zero.

(3) From Excess Cash Flow, to pay to holders of the class or classes of Certificates then entitled to receive distributions in respect of principal (as described above), the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A or Class M Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

(4) From Excess Cash Flow, as part of the Principal Distribution Amount, to pay to the holders of the Class A and Class M Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the mortgage loans for the preceding calendar month;

(5) From Excess Cash Flow, to pay the holders of the Class A and Class M Certificates as part of the Principal Distribution Amount, any overcollateralization increase amount;

(6) From Excess Cash Flow, to pay the holders of Class A and Class M Certificates, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;

(7) From Excess Cash Flow, to pay to the holders of the Class A and Class M Certificates, any prepayment interest shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

(8) From Excess Cash Flow, to pay to the holders of the Class A Certificates, pro rata, and then the Class M Certificates, in order of priority, the amount of any Basis Risk Shortfall remaining unpaid as of that Distribution Date;

(9) From Excess Cash Flow, to pay to the holders of the Class A and Class M Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

(10) From Excess Cash Flow, to pay to the holders of the Class A Certificates, pro rata, and then to the Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

(11) From Excess Cash Flow, to pay to the Swap Counterparty any termination payment triggered by a swap termination event; and,

(12) From Excess Cash Flow, to pay to the holders of the Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Any payments under clauses (3) through (10) shall be made to the extent not covered by amounts paid pursuant to the Swap Agreement.

Interest Accrual Period:	From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.
Pass-Through Rates:

On each Distribution Date the pass-through rate for each class of Certificates will be a per annum rate equal to the lesser of (i) one month LIBOR plus the applicable margin and (ii) the Net WAC Cap Rate. If the holders of the call rights do not purchase the remaining Mortgage Loans on the first possible Optional Termination Date, the applicable margin on the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates will increase to 2x the original margin and the applicable margin for the Class M Certificates will increase to 1.5x the original margin on the second Distribution Date following such first possible Optional Termination Date.

Net WAC Cap Rate:

The pass-through rate of the Class A and Class M Certificates with respect to each Distribution Date will be subject to a per annum rate equal to (a) the product of (i) the weighted average of the Net Mortgage Rates on the Mortgage Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs multiplied by (ii) a fraction equal to 30 divided by the actual number of days in the related interest accrual period minus (b) the product of (i) the amounts paid to the Swap Counterparty divided by the aggregate principal balance of the Mortgage Loans and (ii) a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

Expense Fee Rate:

With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such Mortgage Loan. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

Net Mortgage Rate:	With respect to any mortgage loan, the mortgage rate minus the Expense Fee Rate.
Maximum Net Mortgage Rate:	With respect to any adjustable rate Mortgage Loan, the maximum net mortgage rate; with respect to any fixed rate Mortgage Loan, the Net Mortgage Rate.
Eligible Master Servicing Compensation:

With respect to any Distribution Date, the lesser of (i) one twelfth of 0.125% of the stated principal balance of the Mortgage Loans immediately preceding that Distribution Date and (ii) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that Distribution Date.

Advances:	The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.
Senior Enhancement Percentage:

On any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate certificate principal balance of the Class M Certificates immediately prior to that Distribution Date and (y) the Overcollateralization Amount, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, and the denominator of which is the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date if either (i) the product of (a) 2.55 and (b) the Sixty-Plus Delinquency Percentage equals or exceeds the Senior Enhancement Percentage for that Distribution Date or (ii) on or after the Distribution Date in September 2007 the cumulative realized losses on the Mortgage Loans as a percentage of the initial aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceed the following amounts:

Months 25-36

1.50% in the first month plus an additional 1/12th of 1.80% for every month thereafter

Months 37-48

3.30% in the first month plus an additional 1/12th of 1.95% for every month thereafter

Months 49-60

5.25% in the first month plus an additional 1/12th of 1.50% for every month thereafter

Months 61-72

6.75% in the first month plus an additional 1/12th of 0.85% for every month thereafter

Month 73 and thereafter

7.60%

Sixty-Plus Delinquency Percentage:

With respect to any Distribution Date and each loan group, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans of the related loan group that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgage loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the mortgage loans of the related loan group immediately preceding that Distribution Date.

Expected Credit Support Percentage:

For any class of Certificates, the initial Credit Support is the aggregate certificate principal balance of all Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date. The initial Credit Support includes the Overcollateralization Amount.

Class Initial After Step-Down

A 21.30% 42.60%

M-1 17.70% 35.40%

M-2 14.40% 28.80%

M-3 12.45% 24.90%

M-4 10.70% 21.40%

M-5 9.05% 18.10%

M-6 7.50% 15.00%

M-7 6.10% 12.20%

M-8 4.85% 9.70%

M-9 3.85% 7.70%

M-10 2.85% 5.70%

Principal Remittance Amount:

For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

Principal Distribution Amount:

For any Distribution Date, the lesser of (a) the excess of (x) the available distribution amount over (y) the interest distribution amount and (b) the sum of (v) the Principal Remittance Amount for the Mortgage Loans, (w) subsequent recoveries in an amount not to exceed losses previously allocated to any class of Class A or Class M Certificates that remain unreimbursed on that Distribution Date and (x) the Excess Cash Flow and net swap payments to the trust to the extent distributable as principal to cover realized losses on the Mortgage Loans and to reach the OC Target and certain other amounts with respect to servicing modifications as set forth in the Pooling and Servicing Agreement minus (i) any overcollateralization reduction amounts and (ii) any net swap payments or swap termination payment not due to a swap provider trigger event due to the Swap Counterparty remaining unpaid (after the application of interest and principal collections used for this purpose on such Distribution Date).

Class A Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the Principal Distribution Amount for that Distribution Date and (b) the excess, if any, of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving affect to the distributions to be made on such Distribution Date minus the OC Floor.

Class M-1 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and (ii) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-2 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-3 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates and Class M-2 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date in and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-4 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-5 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage after giving effect to distributions to be made on that Distribution Date Loans minus the OC Floor.

Class M-6 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and Class M-5 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-7 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates and Class M-6 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount and Class M-6 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-8 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount and Class M-7 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-9 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates and Class M-8 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Distribution Amount and Class M-8 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-10 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount, the Class M-8 Principal Distribution Amount and the Class M-9 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount and the Class M-9 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount and Class M-9 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-10 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Allocation of Losses:

Any realized losses will be allocated in the following order of priority:

  Funds, if any, received under the Swap Agrement;

  To Excess Cash Flow for the related Distribution Date;

  To the overcollateralization, until reduced to zero;

  To the Class M-10 Certificates, until reduced to zero;

  To the Class M-9 Certificates, until reduced to zero;

  To the Class M-8 Certificates, until reduced to zero;

  To the Class M-7 Certificated, until reduced to zero;

  To the Class M-6 Certificates, until reduced to zero;

  To the Class M-5 Certificates, until reduced to zero;

  To the Class M-4 Certificates, until reduced to zero;

  To the Class M-3 Certificates, until reduced to zero;

  To the Class M-2 Certificates, until reduced to zero;

  To the Class M-1 Certificates, until reduced to zero; and

  To the Class A Certificates, on a pro-rata basis until reduced to zero.

Stepdown Date:

The earlier to occur of (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the Distribution Date in September 2008 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Specified Enhancement Percentage.

Subordination Percentage:

As to any class of Class A or M Certificates, the respective percentage set forth below:

Class Subordination Percentage

A 57.40%

M-1 64.60%

M-2 71.20%

M-3 75.10%

M-4 78.60%

M-5 81.90%

M-6 85.00%

M-7 87.80%

M-8 90.30%

M-9 92.30%

M-10 94.30%

Specified Enhancement Percentage:	The Specified Enhancement Percentage is 42.60%
Prospectus:

The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

Swap Agreement
  On the Closing Date, the Trustee will enter into a Swap Agreement with [ ] (the "Swap Counterparty") for the benefit of the Class A and Class M Certificates. The Swap Agreement will have an initial notional amount of approximately $1,165,800,000. Under the Swap Agreement, (i) the trust shall be obligated to pay to the Swap Counterparty an amount equal to 4.50% per annum on the swap notional amount set forth below (the "Notional Balance") and (ii) the trust will be entitled to receive an amount equal to One-Month LIBOR on the Notional Balance from the Swap Counterparty, on each Distribution Date, accrued during the swap accrual period (26 days in the case of the first accrual period), until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party. Upon early termination of the Swap Agreement, the trust or the Swap Counterparty may be liable to make a termination payment (the "Swap Termination Payment") to the other party, regardless of which party caused the termination. The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders (other than a Swap Termination Payment due to a swap provider trigger event, as described in the Prospectus Supplement). Shown in the schedule included herein is the aggregate swap notional amount schedule, which generally has been derived by adding the aggregate mortgage loan collateral, a notional balance corresponding to 1.5x the respective pricing speeds of the fixed and adjustable mortgage loans and subtracting the Required Overcollateralization Amount.

  Swap Agreement Notional Balance Schedule

Period	Notional Balance	Period	Notional Balance
September 2005	$1,165,800,000.00	April 2008	$62,867,974
October 2005	$1,154,175,950.87	May 2008	$72,280,916
November 2005	$1,138,481,243.58	June 2008	$76,623,330
December 2005	$1,118,697,366.69	July 2008	$73,764,075
January 2006	$1,094,842,942.07	August 2008	$71,013,844
February 2006	$1,066,975,619.19	September 2008	$57,346,033
March 2006	$1,035,194,168.24	October 2008	$55,472,516
April 2006	$999,639,120.30	November 2008	$53,654,776
May 2006	$960,516,366.87	December 2008	$51,891,497
June 2006	$918,847,040.36	January 2009	$50,181,371
July 2006	$874,844,555.42	February 2009	$48,523,097
August 2006	$832,471,780.36	March 2009	$46,915,386
September 2006	$792,096,326.01	April 2009	$45,356,960
October 2006	$753,623,199.80	May 2009	$43,846,556
November 2006	$716,961,958.17	June 2009	$42,382,926
December 2006	$682,026,487.55	July 2009	$0
January 2007	$648,734,796.00
February 2007	$617,008,814.91
March 2007	$586,774,210.25
April 2007	$557,960,202.96
May 2007	$530,499,398.04
June 2007	$480,488,218.61
July 2007	$432,730,501.75
August 2007	$104,591,524.46
September 2007	$97,481,388.34
October 2007	$90,861,159.58
November 2007	$84,772,765.04
December 2007	$80,007,703.62
January 2008	$75,443,514.18
February 2008	$71,071,160.52
March 2008	$66,882,042.66

  Net WAC Rate Cap and Effective Rate Schedule

Period	Payment Date	Net WAC Rate Cap(%)(1)(2)	Effective Rate(%)(1)(3)	Period	Payment Date	Net WAC Rate Cap (%)(1)(2)	Effective Net WAC Rate(%)(1)(3)
1	09/25/2005	8.14	23.81	38	10/25/2008	10.58	12.89
2	10/25/2005	7.06	22.51	39	11/25/2008	10.23	12.56
3	11/25/2005	6.83	22.35	40	12/25/2008	10.56	12.87
4	12/25/2005	7.06	22.34	41	01/25/2009	10.92	13.25
5	01/25/2006	6.83	22.14	42	02/25/2009	10.99	13.32
6	02/25/2006	6.83	22.00	43	03/25/2009	12.15	14.41
7	03/25/2006	7.56	22.12	44	04/25/2009	10.96	13.28
8	04/25/2006	6.83	21.64	45	05/25/2009	11.31	13.61
9	05/25/2006	7.06	21.51	46	06/25/2009	10.93	13.25
10	06/25/2006	6.83	21.17	47	07/25/2009	11.37	11.37
11	07/25/2006	7.06	20.99	48	08/25/2009	11.07	11.07
12	08/25/2006	6.83	20.62	49	09/25/2009	11.05	11.05
13	09/25/2006	6.83	20.35	50	10/25/2009	11.40	11.40
14	10/25/2006	7.06	20.19	51	11/25/2009	11.02	11.02
15	11/25/2006	6.83	19.83	52	12/25/2009	11.37	11.37
16	12/25/2006	7.06	19.68	53	01/25/2010	10.99	10.99
17	01/25/2007	6.83	19.32	54	02/25/2010	11.04	11.04
18	02/25/2007	6.83	19.07	55	03/25/2010	12.20	12.20
19	03/25/2007	7.56	19.21	56	04/25/2010	11.01	11.01
20	04/25/2007	6.83	18.59	57	05/25/2010	11.35	11.35
21	05/25/2007	7.06	18.48	58	06/25/2010	10.97	10.97
22	06/25/2007	6.83	17.82	59	07/25/2010	11.32	11.32
23	07/25/2007	8.90	19.25	60	08/25/2010	10.94	10.94
24	08/25/2007	8.65	11.31	61	09/25/2010	10.93	10.93
25	09/25/2007	8.64	11.25	62	10/25/2010	11.27	11.27
26	10/25/2007	8.91	11.46	63	11/25/2010	10.89	10.89
27	11/25/2007	8.62	11.11	64	12/25/2010	11.24	11.24
28	12/25/2007	8.90	11.31	65	01/25/2011	10.86	10.86
29	01/25/2008	9.36	11.74	66	02/25/2011	10.84	10.84
30	02/25/2008	9.38	11.70	67	03/25/2011	11.98	11.98
31	03/25/2008	10.02	12.24	68	04/25/2011	10.81	10.81
32	04/25/2008	9.36	11.57	69	05/25/2011	11.15	11.15
33	05/25/2008	9.66	12.27	70	06/25/2011	10.77	10.77
34	06/25/2008	9.34	12.23	71	07/25/2011	11.11	11.11
35	07/25/2008	10.41	13.27	72	08/25/2011	10.73	10.73
36	08/25/2008	10.26	13.14	73	09/25/2011	10.72	10.72
37	09/25/2008	10.25	12.66	74	10/25/2011	11.06	11.06
				75	11/25/2011	10.68	10.68

(1) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase and remain at 20.00%.

(2) As a result of the assumption that 1-month LIBOR and 6-month LIBOR are at 20.00%, the indicated Net WAC Rate Cap reflects no amounts paid to the Swap Counterparty.

(3) The effective available funds cap rate (the "Effective Rate") is a per annum rate equal to the sum of (A) the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Certificates and (ii) the weighted average Net Mortgage Rate of the mortgage loans plus (B) the net swap payment owed to the trust, if any, divided by the aggregate certificate principal balance of the Class A and Class M Certificates multiplied by 360 divided by actual number of days.

Prepayment Sensitivity Tables to Call
	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
A-1
WAL	13.53	1.63	1.22	1.00	0.85	0.74
Principal Window	1 - 251	1 - 37	1 - 25	1 - 21	1 - 18	1 - 15
Principal # Months	251	37	25	21	18	15
A-2
WAL	22.58	3.85	2.58	2.00	1.73	1.50
Principal Window	251 - 294	37 - 60	25 - 40	21 - 28	18 - 23	15 - 21
Principal # Months	44	24	16	8	6	7
A-3
WAL	26.54	7.45	4.97	3.25	2.22	1.91
Principal Window	294 - 341	60 - 132	40 - 88	28 - 65	23 - 32	21 - 26
Principal # Months	48	73	49	38	10	6
A-4
WAL	28.69	12.35	8.26	6.05	3.50	2.34
Principal Window	341 - 345	132 - 151	88 - 101	65 - 74	32 - 57	26 - 31
Principal # Months	5	20	14	10	26	6
M-1
WAL	26.68	8.31	5.59	4.65	4.74	3.72
Principal Window	277 - 345	49 - 151	39 - 101	46 - 74	57 - 57	~31 - 46
Principal # Months	69	103	63	29	1	16
M-2
WAL	26.68	8.31	5.58	4.51	4.52	3.82
Principal Window	277 - 345	49 - 151	38 - 101	43 - 74	50 - 57	46 - 46
Principal # Months	69	103	64	32	8	1
M-3
WAL	26.68	8.31	5.58	4.44	4.20	3.74
Principal Window	277 - 345	49 - 151	38 - 101	42 - 74	47 - 57	43 - 46
Principal # Months	69	103	64	33	11	4
M-4
WAL	26.68	8.31	5.58	4.40	4.05	3.53
Principal Window	277 - 345	49 - 151	38 - 101	41 - 74	45 - 57	40 - 46
Principal # Months	69	103	64	34	13	7
M-5
WAL	26.68	8.31	5.57	4.36	3.93	3.39
Principal Window	277 - 345	49 - 151	37 - 101	40 - 74	43 - 57	38 - 46
Principal # Months	69	103	65	35	15	9
M-6
WAL	26.68	8.31	5.57	4.34	3.85	3.28
Principal Window	277 - 345	49 - 151	37 - 101	39 - 74	41 - 57	37 - 46
Principal # Months	69	103	65	36	17	10
M-7
WAL	26.68	8.31	5.57	4.32	3.78	3.21
Principal Window	277 - 345	49 - 151	37 - 101	39 - 74	40 - 57	35 - 46
Principal # Months	69	103	65	36	18	12
M-8
WAL	26.68	8.31	5.57	4.30	3.73	3.14
Principal Window	277 - 345	49 - 151	37 - 101	38 - 74	39 - 57	34 - 46
Principal # Months	69	103	65	37	19	13
M-9
WAL	26.68	8.31	5.57	4.29	3.69	3.09
Principal Window	277 - 345	49 - 151	37 - 101	38 - 74	39 - 57	34 - 46
Principal # Months	69	103	65	37	19	13
M-10
WAL	26.68	8.31	5.57	4.28	3.66	3.06
Principal Window	277 - 345	49 - 151	37 - 101	37 - 74	38 - 57	33 - 46
Principal # Months	69	103	65	38	20	14

Prepayment Sensitivity Tables to Maturity
	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
A-1
WAL	13.53	1.63	1.22	1.00	0.85	0.74
Principal Window	1 - 251	1 - 37	1 - 25	1 - 21	1 - 18	1 - 15
Principal # Months	251	37	25	21	18	15
A-2
WAL	22.58	3.85	2.58	2.00	1.73	1.50
Principal Window	251 - 294	37 - 60	25 - 40	21 - 28	18 - 23	15 - 21
Principal # Months	44	24	16	8	6	7
A-3
WAL	26.54	7.45	4.97	3.25	2.22	1.91
Principal Window	294 - 341	60 - 132	40 - 88	28 - 65	23 - 32	21 - 26
Principal # Months	48	73	49	38	10	6
A-4
WAL	29.11	15.59	10.70	7.89	4.68	2.34
Principal Window	341 - 358	132 - 305	88 - 229	65 - 173	32 - 135	26 - 31
Principal # Months	18	174	142	109	104	6
M-1
WAL	26.80	9.15	6.21	5.12	5.69	6.05
Principal Window	277 - 357	49 - 270	39 - 193	46 - 144	58 - 112	31 - 109
Principal # Months	81	222	155	99	55	79
M-2
WAL	26.79	9.13	6.18	4.97	4.88	4.51
Principal Window	277 - 357	49 - 261	38 - 185	43 - 138	50 - 107	47 - 86
Principal # Months	81	213	148	96	58	40
M-3
WAL	26.79	9.10	6.16	4.88	4.54	4.01
Principal Window	277 - 356	49 - 251	38 - 176	42 - 131	47 - 102	43 - 81
Principal # Months	80	203	139	90	56	39
M-4
WAL	26.79	9.08	6.14	4.82	4.38	3.79
Principal Window	277 - 356	49 - 244	38 - 170	41 - 126	45 - 98	40 - 78
Principal # Months	80	196	133	86	54	39
M-5
WAL	26.79	9.04	6.10	4.77	4.25	3.63
Principal Window	277 - 355	49 - 236	37 - 164	40 - 121	43 - 94	38 - 75
Principal # Months	79	188	128	82	52	38
M-6
WAL	26.79	9.00	6.07	4.72	4.15	3.51
Principal Window	277 - 355	49 - 226	37 - 156	39 - 116	41 - 89	37 - 71
Principal # Months	79	178	120	78	49	35
M-7
WAL	26.78	8.94	6.02	4.66	4.04	3.41
Principal Window	277 - 354	49 - 216	37 - 148	39 - 109	40 - 85	35 - 67
Principal # Months	78	168	112	71	46	33
M-8
WAL	26.77	8.85	5.96	4.59	3.96	3.31
Principal Window	277 - 353	49 - 204	37 - 139	38 - 103	39 - 79	34 - 63
Principal # Months	77	156	103	66	41	30
M-9
WAL	26.76	8.73	5.87	4.52	3.87	3.22
Principal Window	277 - 352	49 - 191	37 - 130	38 - 95	39 - 74	34 - 59
Principal # Months	76	143	94	58	36	26
M-10
WAL	26.74	8.56	5.75	4.42	3.77	3.13
Principal Window	277 - 350	49 - 177	37 - 120	37 - 88	38 - 68	33 - 54
Principal # Months	74	129	84	52	31	22

RASC 2005-KS8 $1BN - Collateral Characteristics (Aggregate)

Summary Report

(Statistical Pool)

Principal Balance	$1,006,360,008
Number of Mortgage Loans	6,471

Average Current Principal Balance	$155,518

Weighted Average	Minimum	Maximum
Original Loan-to-Value Ratio	81.01%	16.00%	100.00%
Mortgage Rate	7.51%	5.15%	12.30%
Net Mortgage Rate	7.06%	4.70%	11.75%
Note Margin	6.10%	2.45%	9.75%
Maximum Mortgage Rate	13.77%	11.15%	19.49%
Minimum Mortgage Rate	7.12%	2.75%	12.30%
Next Rate Adj. (mos)	23	5	59
Remaining Term to Maturity (mos)	356	116	360
Credit Score	613	475	808

Lien Position	% of Loan Group	Loan Purpose	% of Loan Group
1st Lien	99.31%	Equity Refinance	55.30%
Purchase	34.11%
Occupancy	% of Loan Group	Rate/Term Refinance	10.60%
Primary Residence	94.11%
Non-Owner Occupied	4.56%	Property Type	% of Loan Group
Second/Vacation	1.32%	Single-family Detached	77.42%
Attached PUD	2.18%
Documentation	% of Loan Group	Detached Pud	9.00%
Full Documentation	66.34%	Condo under 5 Stories	3.77%
Reduced Documentation	33.66%	Mid Rise Condo	0.01%
Condo over 8 Stories	0.72%
Servicing	% of Loan Group	Manufactured Home	1.98%
Homecomings	100.00%	2-4 Units	3.94%
Townhouse / Rowhouse	0.95%
Product Type	% of Loan Group	Leasehold	0.03%
ARM	81.15%
Fixed	18.85%	Percent of Pool
with Prepayment Penalty	71.81%

Credit Score Distribution of the Aggregate Loans

Average	Weighted
Current	% of Current	Current	Average
Range of	Number of	Principal	Principal	Principal	Original
Credit Scores	Loans	Balance	Balance	Balance	LTV
less than 499	13	$1,758,791	0.17%	$135,292	61.99%
500 to 519	147	24,251,677	2.41	164,977	71.86
520 to 539	287	48,259,076	4.80	168,150	73.07
540 to 559	486	73,951,474	7.35	152,164	78.73
560 to 579	700	106,089,639	10.54	151,557	80.12
580 to 599	1,091	154,655,822	15.37	141,756	82.38
600 to 619	1,127	170,372,241	16.93	151,173	82.41
620 to 639	936	144,145,827	14.32	154,002	82.33
640 to 659	674	107,353,860	10.67	159,279	82.26
660 to 679	473	80,785,912	8.03	170,795	81.21
680 to 699	255	43,742,344	4.35	171,539	83.18
700 to 719	132	22,472,921	2.23	170,249	81.55
720 to 739	65	12,132,360	1.21	186,652	82.03
740 to 759	37	6,895,629	0.69	186,368	82.16
760 or greater	48	9,492,434	0.94	197,759	79.14
Total	6,471	$1,006,360,008	100.00%	$155,518	81.01%

Original Mortgage Loan Principal Balances of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Amount ($)	Loans	Balance	Balance	Balance	Score	LTV
100,000 or less	1,748	$145,111,847	14.42%	$83,016	608	81.65%
100,001 to 200,000	3,233	455,277,226	45.24	140,822	610	80.89
200,001 to 300,000	1,153	281,390,256	27.96	244,051	613	80.77
300,001 to 400,000	255	83,302,815	8.28	326,678	619	81.61
400,001 to 500,000	51	23,075,397	2.29	452,459	645	81.03
500,001 to 600,000	18	9,808,264	0.97	544,904	633	79.73
600,001 to 700,000	11	6,934,453	0.69	630,405	660	80.77
700,001 to 800,000	2	$1,459,750	0.15	729,875	651	76.78
Total	6,471	$1,006,360,008	100.00%	$155,518	613	81.01%

Mortgage Rates of the Aggregate Loans

					Weighted	Weighted
			% of	Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
5.000 to 5.499	15	$3,072,984	0.31%	$204,866	659	77.90%
5.500 to 5.999	117	27,101,481	2.69	231,637	659	77.58
6.000 to 6.499	490	98,548,670	9.79	201,120	635	76.56
6.500 to 6.999	1,152	209,502,439	20.82	181,860	626	79.33
7.000 to 7.499	1,098	175,295,957	17.42	159,650	617	80.57
7.500 to 7.999	1,597	234,392,695	23.29	146,771	609	81.67
8.000 to 8.499	761	104,130,713	10.35	136,834	598	84.07
8.500 to 8.999	627	83,122,706	8.26	132,572	585	84.47
9.000 to 9.499	251	31,128,986	3.09	124,020	576	84.52
9.500 to 9.999	226	26,373,886	2.62	116,699	576	84.32
10.000 to 10.499	56	6,028,906	0.60	107,659	573	82.83
10.500 to 10.999	53	5,209,449	0.52	98,291	575	81.37
11.000 to 11.499	14	1,258,369	0.13	89,884	580	83.55
11.500 to 11.999	10	775,565	0.08	77,557	565	81.44
12.000 to 12.499	4	417,202	0.04	104,300	546	72.99
Total	6,471	$1,006,360,008	100.00%	$155,518	613	81.01%

Net Mortgage Rates of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Net Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
4.500 to 4.999	13	$2,533,107	0.25%	$194,854	658	77.64%
5.000 to 5.499	79	18,034,649	1.79	228,287	644	75.78
5.500 to 5.999	454	94,945,755	9.43	209,132	635	76.63
6.000 to 6.499	1,012	184,230,579	18.31	182,046	624	78.51
6.500 to 6.999	1,300	213,808,750	21.25	164,468	618	80.60
7.000 to 7.499	1,489	218,638,993	21.73	146,836	611	81.84
7.500 to 7.999	938	127,620,276	12.68	136,056	602	83.91
8.000 to 8.499	583	76,793,152	7.63	131,721	587	84.94
8.500 to 8.999	267	32,642,194	3.24	122,255	578	84.07
9.000 to 9.499	199	23,517,172	2.34	118,177	581	85.13
9.500 to 9.999	67	7,113,697	0.71	106,175	576	84.12
10.000 to 10.499	43	4,108,735	0.41	95,552	581	80.00
10.500 to 10.999	13	1,185,785	0.12	91,214	579	83.67
11.000 to 11.499	10	769,963	0.08	76,996	571	80.59
11.500 to 11.999	4	417,202	0.04	104,300	546	72.99
Total	6,471	$1,006,360,008	100.00%	$155,518	613	81.01%

Original Loan-to-Value Ratios of the Aggregate Loans

				Average	Weighted
		Current	% of Current	Current	Average
Original Loan-to-Value	Number of	Principal	Principal	Principal	Credit
Ratio (%)	Loans	Balance	Balance	Balance	Score
0.01 to 50.00	191	$26,591,066	2.64%	$139,220	606
50.01 to 55.00	85	13,179,528	1.31	155,053	588
55.01 to 60.00	120	18,983,745	1.89	158,198	584
60.01 to 65.00	184	30,143,611	3.00	163,824	593
65.01 to 70.00	313	51,861,443	5.15	165,692	585
70.01 to 75.00	403	65,073,902	6.47	161,474	592
75.01 to 80.00	2,198	350,937,394	34.87	159,662	623
80.01 to 85.00	799	125,188,934	12.44	156,682	601
85.01 to 90.00	1,392	215,030,233	21.37	154,476	616
90.01 to 95.00	681	96,972,661	9.64	142,397	623
95.01 to 100.00	105	12,397,490	1.23	118,071	651
Total	6,471	$1,006,360,008	100.00%	$155,518	613

Geographical Distribution of Mortgaged Properties of the Aggregate Loans
		Current	% of Current	Avg. Current	Wtd. Avg.	Wtd. Avg.
	Number of	Principal	Principal	Principal	Credit	Original
State	Loans	Balance	Balance	Balance	Score	LTV
AK	7	$967,693	0.10%	$138,242	600	76.18%
AL	130	14,421,968	1.43	110,938	605	85.78
AR	35	4,341,431	0.43	124,041	600	84.47
AZ	229	38,090,939	3.79	166,336	614	80.63
CA	749	178,928,889	17.78	238,890	619	76.89
CO	105	16,542,918	1.64	157,552	621	83.23
CT	69	12,432,477	1.24	180,181	628	80.53
DC	16	2,961,624	0.29	185,102	598	65.55
DE	15	3,015,954	0.30	201,064	606	84.62
FL	803	126,734,598	12.59	157,826	615	80.80
GA	309	41,183,300	4.09	133,279	611	82.43
HI	28	5,887,766	0.59	210,277	660	72.25
IA	32	3,470,126	0.34	108,441	610	84.45
ID	38	4,943,018	0.49	130,079	602	81.39
IL	288	45,222,715	4.49	157,023	609	82.40
IN	164	18,120,233	1.80	110,489	608	86.55
KS	37	4,666,199	0.46	126,113	603	84.84
KY	57	6,267,789	0.62	109,961	603	84.67
LA	100	11,562,820	1.15	115,628	613	82.60
MA	81	18,813,715	1.87	232,268	612	81.14
MD	197	38,988,057	3.87	197,909	604	80.12
ME	17	2,575,849	0.26	151,521	617	81.26
MI	304	37,441,813	3.72	123,164	610	83.84
MN	153	25,952,530	2.58	169,624	614	82.13
MO	141	16,744,266	1.66	118,754	605	85.63
MS	66	6,878,280	0.68	104,216	597	84.19
MT	10	1,739,311	0.17	173,931	620	79.70
NC	147	17,253,808	1.71	117,373	604	83.39
ND	9	993,907	0.10	110,434	636	85.63
NE	18	1,955,714	0.19	108,651	614	85.53
NH	20	3,354,674	0.33	167,734	616	80.04
NJ	107	22,650,763	2.25	211,689	611	78.82
NM	35	4,574,662	0.45	130,705	610	83.41
NV	97	19,097,455	1.90	196,881	618	80.19
NY	79	16,592,448	1.65	210,031	616	77.01
OH	189	21,954,228	2.18	116,160	604	85.28
OK	70	7,216,049	0.72	103,086	615	85.69
OR	57	8,631,960	0.86	151,438	628	81.89
PA	165	20,392,694	2.03	123,592	612	83.59
RI	26	5,637,610	0.56	216,831	630	81.67
SC	111	12,803,445	1.27	115,346	607	84.54
SD	4	348,391	0.03	87,098	618	71.39

Geographical Distribution of Mortgaged Properties of the Aggregate Loans (Continued)

TN	144	16,137,947	1.60	112,069	604	85.25
TX	429	48,883,224	4.86	113,947	612	82.28
UT	44	6,473,499	0.64	147,125	605	84.80
VA	199	33,505,257	3.33	168,368	601	78.41
VT	3	415,997	0.04	138,666	612	82.05
WA	145	24,143,931	2.40	166,510	618	80.01
WI	167	21,203,388	2.11	126,966	603	83.37
WV	17	2,254,375	0.22	132,610	613	80.52
WY	9	988,306	0.10	109,812	583	84.39
Total	6,471	$1,006,360,008	100.00%	$155,518	613	81.01%

Mortgage Loan Purpose of the Aggregate Loans

Average	Weighted	Weighted
Current	% of Current	Current	Average	Average
Loan	Number of	Principal	Principal	Principal	Credit	Original
Purpose	Loans	Balance	Balance	Balance	Score	LTV
Equity Refinance	3,535	$556,512,299	55.30%	$157,429	602	79.40%
Purchase	2,231	343,219,757	34.11	153,841	630	83.84
Rate/Term Refinance	705	106,627,953	10.60	151,245	610	80.29
Total	6,471	$1,006,360,008	100.00%	$155,518	613	81.01%

Occupancy Type of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Occupancy	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Primary Residence	6,068	$947,121,604	94.11%	$156,085	611	81.07%
Non Owner-occupied	318	45,907,896	4.56	144,364	641	79.16
Second/Vacation	85	13,330,508	1.32	156,830	634	82.84
Total	6,471	$1,006,360,008	100.00%	$155,518	613	81.01%

Mortgaged Property Types of the Aggregate Loans

			Average	Weighted	Weighted
	Current	% of Current	Current	Average	Average
Property	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Single Family (detached)	5,110	$779,077,132	77.42%	$152,461	610	81.15%
Detached PUD	494	90,587,050	9.00	183,375	614	81.27
2-4 Units	212	39,689,934	3.94	187,217	630	79.16
Condo under 5 stories	232	37,976,113	3.77	163,690	622	82.81
Attached PUD	126	21,891,379	2.18	173,741	609	80.66
Manufactured Home	189	19,891,307	1.98	105,245	635	76.84
Townhouse/rowhouse	64	9,596,203	0.95	149,941	630	79.91
Condo over 8 stories	41	7,230,409	0.72	176,351	615	78.41
Leasehold	2	310,567	0.03	155,283	701	58.63
Mid Rise Condo	1	109,914	0.01	109,914	644	65.00
Total:	6,471	$1,006,360,008	100.00%	$155,518	613	81.01%

Mortgage Loan Documentation Types of the Aggregate Loans

					Weighted	Weighted
		Current		Average	Average	Average
	Number of	Principal	% of Principal	Principal	Credit	Original
Documentation Type	Loans	Balance	Balance	Balance	Score	LTV
Full Documentation	4,563	$667,581,538	66.34%	$146,303	604	81.40%
Reduced Documentation	1,908	338,778,470	33.66	177,557	630	80.25
Total:	6,471	$1,006,360,008	100.00%	$155,518	613	81.01%

Prepayment Penalty Terms of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Prepayment	Number of	Principal	Principal	Principal	Credit	Original
Penalty Term	Loans	Balance	Balance	Balance	Score	LTV
None	1,953	$283,612,311	28.18%	$145,219	611	81.47%
12	315	59,259,454	5.89	188,125	622	80.26
24	3,086	503,923,625	50.07	163,293	611	81.82
36	1,083	154,099,678	15.31	142,290	618	77.69
60	24	4,253,672	0.42	177,236	615	83.08
Other	10	1,211,268	0.12	121,127	593	85.96
Total:	6,471	$1,006,360,008	100.00%	$155,518	613	81.01%

(1) Other means not None, 12, 24, 36 or 60 months.

Credit Grade of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
Credit Grade	Loans	Balance	Balance	Balance	Score	LTV
A4	3,927	$624,834,755	62.09%	$159,112	639	82.56%
AM	886	127,034,382	12.62	143,380	578	82.37
AX	615	91,379,611	9.08	148,585	603	78.96
B	507	75,910,714	7.54	149,725	557	78.51
C	298	47,163,292	4.69	158,266	541	73.94
C AP	2	668,372	0.07	334,186	563	71.96
CM	235	39,204,082	3.90	166,826	524	70.21
CSR	1	164,800	0.02	164,800	563	77.00
Total:	6,471	$1,006,360,008	100.00%	$155,518	613	81.01%

Interest Only Term of the Aggregate Loans

% of	Average	Weighted	Weighted
Current	Current	Current	Average	Average
Interest Only	Number of	Principal	Principal	Principal	Credit	Original
Term	Loans	Balance	Balance	Balance	Score	LTV
None	5,931	$901,202,657	89.55%	$151,948	609	80.94%
6	1	153,600	0.02	153,600	617	80.00
24	85	21,595,775	2.15	254,068	655	84.66
36	9	1,693,650	0.17	188,183	635	84.31
60	445	81,714,326	8.12	183,628	641	80.81
Total	6,471	$1,006,360,008	100.00%	$155,518	613	81.01%

Note Margin of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
Note Margins (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	1,454	$189,713,411	18.85%	$130,477	624	77.18%
2.000 to 2.499	1	77,523	0.01	77,523	752	80.00
2.500 to 2.999	1	101,700	0.01	101,700	611	90.00
3.000 to 3.499	5	949,227	0.09	189,845	659	78.36
3.500 to 3.999	71	13,246,563	1.32	186,571	677	89.50
4.000 to 4.499	64	9,773,282	0.97	152,708	620	81.18
4.500 to 4.999	136	21,014,159	2.09	154,516	643	79.05
5.000 to 5.499	735	132,427,523	13.16	180,174	622	81.77
5.500 to 5.999	1,331	242,472,234	24.09	182,173	614	81.04
6.000 to 6.499	839	131,915,077	13.11	157,229	610	81.72
6.500 to 6.999	953	147,461,200	14.65	154,734	600	81.57
7.000 to 7.499	424	56,958,663	5.66	134,336	591	84.90
7.500 to 7.999	229	31,553,944	3.14	137,790	586	84.40
8.000 to 8.499	102	13,583,846	1.35	133,175	582	82.22
8.500 to 8.999	87	10,583,505	1.05	121,649	571	83.13
9.000 to 9.499	31	3,539,983	0.35	114,193	563	80.16
9.500 to 9.999	8	988,167	0.10	123,521	560	88.64
Total:	6,471	$1,006,360,008	100.00%	$155,518	613	81.01%

Maximum Mortgage Rates of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rates (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	1,454	$189,713,411	18.85%	$130,477	624	77.18%
11.000 to 11.999	53	10,375,029	1.03	195,755	645	78.84
12.000 to 12.999	1,003	191,948,808	19.07	191,375	624	79.33
13.000 to 13.999	1,845	308,925,321	30.70	167,439	618	81.74
14.000 to 14.999	1,474	219,930,082	21.85	149,206	599	84.02
15.000 to 15.999	548	73,665,191	7.32	134,426	576	83.84
16.000 to 16.999	82	10,367,217	1.03	126,429	561	80.71
17.000 to 17.999	8	855,834	0.09	106,979	547	60.26
18.000 to 18.999	1	99,090	0.01	99,090	549	57.00
19.000 to 19.999	3	480,025	0.05	160,008	584	82.62
Total:	6,471	$1,006,360,008	100.00%	$155,518	613	81.01%

Minimum Mortgage Rates of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Minimum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rates (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	1,454	$189,713,411	18.85%	$130,477	624	77.18%
2.000 to 2.999	1	101,700	0.01	101,700	611	90.00
4.000 to 4.999	34	5,891,322	0.59	173,274	661	73.75
5.000 to 5.999	464	83,123,771	8.26	179,146	636	79.24
6.000 to 6.999	1,816	317,689,817	31.57	174,939	618	81.32
7.000 to 7.999	1,742	275,544,082	27.38	158,177	604	82.93
8.000 to 8.999	669	96,869,058	9.63	144,797	589	83.15
9.000 to 9.999	242	31,623,794	3.14	130,677	576	84.74
10.000 to 10.999	43	5,129,431	0.51	119,289	554	75.39
11.000 to 11.999	3	317,351	0.03	105,784	548	72.17
12.000 or greater	3	356,271	0.04	118,757	528	68.37
Total:	6,471	$1,006,360,008	100.00%	$155,518	613	81.01%

Next Interest Rate Adjustment Date of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Next Interest Rate	Number of	Principal	Principal	Principal	Credit	Original
Adjustment Date	Loans	Balance	Balance	Balance	Score	LTV
Fixed	1,454	$189,713,411	18.85%	$130,477	624	77.18%
January 2006	1	131,828	0.01	131,828	612	80.00
February 2006	2	262,783	0.03	131,392	580	81.97
June 2006	1	217,609	0.02	217,609	737	90.00
October 2006	1	108,678	0.01	108,678	652	90.00
November 2006	1	262,628	0.03	262,628	573	80.00
December 2006	1	218,970	0.02	218,970	534	58.00
January 2007	1	216,846	0.02	216,846	622	100.00
February 2007	10	1,116,292	0.11	111,629	587	76.47
March 2007	14	1,489,423	0.15	106,387	616	81.08
April 2007	106	13,943,338	1.39	131,541	624	80.27
May 2007	333	51,252,279	5.09	153,911	615	82.15
June 2007	1,697	288,938,535	28.71	170,264	606	82.17
July 2007	2,100	350,127,840	34.79	166,728	612	81.76
August 2008	263	39,077,775	3.88	148,585	604	83.85
October 2007	1	80,164	0.01	80,164	583	82.00
February 2008	2	231,744	0.02	115,872	604	59.08
March 2008	2	199,437	0.02	99,718	635	74.51
April 2008	15	1,859,995	0.18	124,000	626	77.96
May 2008	47	6,569,128	0.65	139,769	614	80.31
June 2008	122	16,329,288	1.62	133,847	615	81.32
July 2008	213	30,723,008	3.05	144,239	605	79.72
August 2008	83	13,158,611	1.31	158,537	624	82.73
July 2010	1	130,400	0.01	130,400	615	80.00
Total:	6,471	$1,006,360,008	100.00%	$155,518	613	81.01%

Back End Debt to Income Ratio

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Back End	Number of	Principal	Principal	Principal	Credit	Original
Debt to Income Ratio	Loans	Balance	Balance	Balance	Score	LTV
N/A*	129	$15,260,091	1.52%	$118,295	626	77.96%
Less than 20	184	23,732,548	2.36	128,981	615	79.75
21 - 25	254	34,482,333	3.43	135,757	611	76.99
26 - 30	517	73,002,796	7.25	141,205	612	78.17
31 - 35	726	104,939,253	10.43	144,544	612	80.02
36 - 40	1,083	169,836,053	16.88	156,820	615	81.08
41 - 45	1,391	225,466,699	22.40	162,090	615	81.89
46 - 50	1,688	283,641,229	28.18	168,034	614	82.14
51 - 55	496	75,412,105	7.49	152,041	591	80.98
56 - 60	3	586,901	0.06	195,634	630	77.09
Total:	6,471	$1,006,360,008	100.00%	$155,518	613	81.01%

(*) Loans are generally originated under the "Streamline Refi" or "Limited Doc" programs.

JPMorgan Contact List
North American ABS - Home Equity			Syndicate/Sales Desk
Origination:	Brian Bernard	834-5372	Brian McDonald	834-4154
	Paul White	834-5440	Andy Cherna	834-4154
	Tom Roh	834-5936	Randall Outlaw	834-4154
	Tom Rimini	834-5308	Melissa Traylor	834-4154
	Greer McCurley	834-5029
	Swapna Putcha	834-5435
	Alissa Smith	834-5432
	Kathryn Bauer	834-9986

Structuring:	Will Gajate	834-5033

Trading:	Bob Miller	834-2428
	Raj Kothari	834-3339
	Kevin Lynn	834-5412

Please Direct All Questions to the Syndicate Desk (x4-4154) Brian McDonald Andy Cherna Randall Outlaw Melissa Traylor